UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04894

Franklin Managed Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 9/30

Date of reporting period: 3/31/18

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON
INVESTMENTS

Semiannual Report
and Shareholder Letter
March 31, 2018

Franklin Rising Dividends Fund

A SERIES OF FRANKLIN MANAGED TRUST

Sign up for electronic delivery at franklintempleton.com/edelivery

Franklin Templeton Investments

Why choose Franklin Templeton Investments?

Successful investing begins with ambition. And achievement only comes when you reach for it. That’s why we continually strive to deliver better outcomes for investors. No matter what your goals are, our deep, global investment expertise allows us to offer solutions that can help.

During our more than 70 years of experience, we’ve managed through all kinds of markets—up, down and those in between. We’re always preparing for what may come next. It’s because of this, combined with our strength as one of the world’s largest asset managers that we’ve earned the trust of millions of investors around the world.

Dear Shareholder:

During the six months ended March 31, 2018, upbeat economic data, generally supportive monetary policies and better corporate earnings combined with the passage of the US tax reform bill aided investor sentiment. However, some investors expressed concerns about President Trump’s protectionist trade policies, as well as trade tensions between the US and China.

The US Federal Reserve (Fed) began reducing its balance sheet in October 2017 and raised its target for the federal funds rate 0.25% from a range of 1.00% to 1.25% to a range of 1.25% to 1.50% in December. After the Fed left its target unchanged at its January 2018 meeting, in March the Fed raised it 0.25% from a range of 1.25% to 1.50% to a range of 1.50% to 1.75% and maintained its forecast of three rate increases in 2018, while upgrading its economic forecasts for 2018 and 2019. The 10-year US Treasury yield began the period at 2.33% and ended the period at 2.74%. Within this environment, US stocks, as measured by the Standard & Poor’s 500® Index, generated a +5.84% total return for the six-month period.1

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

The enclosed semiannual report for Franklin Rising Dividends Fund includes more detail about prevailing conditions during the period and a discussion about investment decisions. We encourage you to discuss your investment goals with your financial advisor, who can review your overall portfolio, reassess your goals and help you stay focused on the long term. Please remember all securities markets fluctuate, as do mutual fund prices.

We are grateful for the trust you have placed in Franklin Rising Dividends Fund and look forward to continuing to serve your investment needs.

Sincerely,

Donald G. Taylor, CPA

President and Chief Investment Officer

Franklin Managed Trust

This letter reflects our analysis and opinions as of March 31, 2018, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

Not FDIC Insured	|	May Lose Value	|	No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Contents

Semiannual Report

Franklin Rising Dividends Fund	3

Performance Summary	7

Your Fund’s Expenses	9

Financial Highlights and Statement of Investments	10

Financial Statements	18

Notes to Financial Statements	22

Shareholder Information	30

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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Semiannual Report

Franklin Rising Dividends Fund

This semiannual report for Franklin Rising Dividends Fund covers the period ended March 31, 2018.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital appreciation. Preservation of capital, while not a primary goal, is also an important consideration. Under normal market conditions, the Fund invests at least 80% of its net assets in companies that have paid consistently rising dividends. The Fund invests predominantly in equity securities, primarily common stock. Companies that have paid consistently rising dividends per share include those companies that currently pay dividends on their common stocks and have maintained or increased their dividend rate during the last four consecutive years. The Fund may invest up to 25% of its total assets in foreign securities.

Performance Overview

For the six months under review, the Fund’s Class A shares delivered a +3.90% cumulative total return. In comparison, the Fund’s benchmark, the Standard & Poor’s 500 Index (S&P 500®), which is a broad measure of U.S. stock performance, generated a +5.84% total return.1 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The US economy continued to grow during the six months under review. The economy expanded in 2017’s fourth quarter, though at a slower pace compared to the third quarter. Growth continued to moderate in 2018’s first quarter due to a slowdown in consumer spending, residential fixed investment, exports, and state and local government spending. The manufacturing and services sectors expanded during the period.

The unemployment rate declined from 4.2% in September 2017 to 4.1% at period-end.2 Monthly retail sales grew early in the period but subsequently declined for three consecutive months, rebounding at period-end amid robust automobile sales. Annual inflation, as measured by the Consumer Price Index, increased from 2.2% in September 2017 to 2.4% at period-end.2

The US Federal Reserve (Fed) began reducing its balance sheet in October 2017 and raised its target range for the federal funds rate 0.25% to 1.25%–1.50% in December. In February 2018, Jerome Powell succeeded Janet Yellen as Fed Chair and spoke before Congress for the first time. He indicated that the Fed saw signs of a continued strong labor market and economic growth. He reiterated the Fed’s intention to gradually raise interest rates in an effort to keep the economy from overheating as inflation increases toward the Fed’s 2% target. However, he noted that there was no evidence of the economy overheating and that he had yet to see a clear upward move in wages. At its March meeting, the Fed raised its target range for the federal funds rate 0.25% to 1.50%–1.75% and maintained its forecast of three rate increases in 2018. Additionally, the Fed upgraded its economic forecasts for 2018 and 2019, and its rate projections indicated the number of rate hikes would increase in 2019 and 2020.

US equity markets rose during the review period, benefiting from mostly upbeat economic data, better US corporate earnings and improving global economic growth. Markets were also supported by the US Fed Chair’s comments indicating optimism about the US economy and the likelihood of gradual rate hikes, as well as the passage of the US tax reform bill in December. However, concerns about political uncertainties in the US, tensions between the US and North Korea, and the progress of the US tax reform bill curbed market sentiment at times. After reaching new all-time highs in January 2018, US stocks declined in February amid concerns that strong economic growth and rising inflation would lead the Fed to increase its target rate faster than expected. In March, stocks were pressured further by a broad sell-off in information technology stocks due to a potential for tighter regulation in the

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI). The SOI begins on page 15.

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FRANKLIN RISING DIVIDENDS FUND

sector arising from concerns about consumer data privacy. The Trump administration’s protectionist policy and escalating trade tensions between the US and China further dampened investor sentiment at times near period-end. In this environment, the broad US stock market, as measured by the S&P 500, generated a +5.84% total return for the period.1

Investment Strategy

We base our investment strategy on our belief that companies with consistently rising dividends should, over time, also experience stock price appreciation. We select portfolio securities based on several criteria. To be eligible for purchase, stocks generally will pass certain screening criteria, such as consistent and substantial dividend increases, reinvested earnings, long-term debt that is no more than 50% of total capitalization or senior debt that has been rated investment grade by at least one of the major bond rating organizations and relatively low price/earnings ratios. We seek fundamentally sound companies that meet our standards and attempt to acquire them at what we believe are attractive prices.

Manager’s Discussion

During the six months under review, holdings that positively contributed to Fund performance included Microsoft, Roper Technologies and Texas Instruments.

Shares of Microsoft, a software and information technology (IT) services company, moved higher as its cloud-based initiatives continued to deliver strong results, led by Office 365 subscriber growth and Azure revenue growth. Additionally, strict expense management and better hardware margins led to improved operating results and earnings growth, which topped the consensus expectation. The company has raised its dividend for 14 consecutive years.

Roper Technologies, a diversified industrial company, enjoyed strong stock price performance during the period and reported ongoing robust financial results. Roper continued to post strong revenue and earnings growth as well as healthy cash flow generation. The company expected to continue to achieve strong operating results into 2018 with modest organic growth across all segments and continued strong profitability. The company has grown its dividend for 25 consecutive years.

Texas Instruments, a semiconductor company, saw its shares move higher as the company continued to report strong revenue and earnings growth, as well as higher margins. The robust results were driven by the industrial and automotive end-markets, which remained primary focus areas for Texas Instruments. Management also issued revenue and earnings

Portfolio Composition

Based on Total Net Assets as of 3/31/18

guidance for the coming quarter which exceeded analyst expectations. The company has increased its dividend for 14 consecutive years.

Detractors from Fund performance included Albemarle, CVS and Johnson Controls.

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Shares of Albemarle, a specialty chemicals producer, declined despite the company’s continued strong operating performance during the period. Weak stock performance reflected investor concerns about growing lithium supply, which some worry could lead to a decline in lithium pricing. Albemarle’s management team disputed the notion that the industry is at risk of impending surplus and pointed out that its long-term contracts priced well-below spot price could provide insulation from price fluctuations. The company has increased its dividend for 24 consecutive years.

Shares of CVS Health, an integrated pharmacy health care provider, fell based on investor concerns about Amazon (not a Fund holding) potentially entering the retail pharmacy business. CVS subsequently announced an acquisition of the health insurance provider Aetna. We believe the integrated health care model envisioned by the combination of these companies could offer a unique, low-cost healthcare service offering, which may confer meaningful competitive advantages on CVS in the long term. The company has increased its dividend for 14 consecutive years.

Johnson Controls International, a building products and technology solutions company, continued to report solid financial results in line with expectations, but shares remained weak following management’s announcement of a lower-than-anticipated estimate of its 2018 earnings. We believe the market remains in “wait-and-see” mode as management advances the integration of the Tyco acquisition and works toward the ultimate divestiture of the Power Solutions business. Although we believe the company’s strategy could ultimately drive a step up in profitable growth, the market is awaiting tangible signs of improved operating performance.

We did not initiate new positions during the period. We added to existing holdings including Analog Devices, an integrated circuits manufacturer (15 consecutive years of dividend increases); the aforementioned Albermarle (24 years); and Accenture, a management consultant and professional services company (13 years), among others. We exited positions including Old Republic International, Legget & Platt and Hillenbrand. We reduced our holdings in several positions including Archer-Daniels-Midland, John Wiley & Sons and Target, among others.

Our 10 largest positions on March 31, 2018 represented 36.9% of the Fund’s total net assets. It is interesting to note how these 10 companies fit the Fund’s screening criteria. On average, they have raised their dividends 23.0 years in a row and by

CFA® is a trademark owned by CFA Institute.

Top 10 Holdings

3/31/18

Company Sector/Industry	% of Total Net Assets
Roper Technologies Inc. Industrial Conglomerates	5.5%
Microsoft Corp. Software & Services	5.2%
Stryker Corp. Health Care Equipment & Services	3.7%
Albemarle Corp. Materials	3.5%
Becton, Dickinson and Co. Health Care Equipment & Services	3.4%
Accenture PLC Software & Services	3.3%
Honeywell International Inc. Industrial Conglomerates	3.3%
Praxair Inc. Materials	3.1%
Texas Instruments Inc. Semiconductors & Semiconductor Equipment	3.1%
Air Products and Chemicals Inc. Materials	2.8%

306% over the past 10 years. Their most recent year-over-year dividend increases averaged 11.0% with a dividend yield of 1.8% on March 31, 2018, and a dividend payout ratio of 37.1%, based on estimates of calendar-year 2018 operating earnings. Their average price/earnings ratio was 21.3 times 2018 estimates versus 16.5 for that of the unmanaged S&P 500.

Thank you for your participation in Franklin Rising Dividends Fund. We look forward to continuing to serve your investment needs.

Donald G. Taylor, CPA Lead Portfolio Manager

Nicolas Getaz, CFA

Portfolio Management Team

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The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2018, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN RISING DIVIDENDS FUND

Performance Summary as of March 31, 2018

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/18

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.75% and the minimum is 0%. Class A: 5.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[1]	Average Annual Total Return[2]
A

6-Month	+3.90%	-2.08%

1-Year	+11.95%	+5.51%

5-Year	+64.94%	+9.22%

10-Year	+129.85%	+8.04%
Advisor

6-Month	+4.03%	+4.03%

1-Year	+12.22%	+12.22%

5-Year	+67.03%	+10.80%

10-Year	+135.77%	+8.96%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN RISING DIVIDENDS FUND

PERFORMANCE SUMMARY

Distributions (10/1/17–3/31/18)

Share Class	Net Investment Income	Short-Term Capital Gain	Long-Term Capital Gain	Total
A	$0.3507	$0.0809	$1.3144	$1.7460
C	$0.1318	$0.0809	$1.3144	$1.5271
R	$0.2734	$0.0809	$1.3144	$1.6687
R6	$0.4713	$0.0809	$1.3144	$1.8666
Advisor	$0.4257	$0.0809	$1.3144	$1.8210

Total Annual Operating Expenses3

Share Class
A	0.90%
Advisor	0.65%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Value securities may not increase in price as anticipated or may decline further in value. For stocks paying dividends, dividends are not guaranteed, and can increase, decrease or be totally eliminated without notice. While smaller and midsize companies may offer substantial opportunities for capital growth, they also involve heightened risks and should be considered speculative. Historically, smaller and midsize-company securities have been more volatile in price than larger company securities, especially over the short term. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN RISING DIVIDENDS FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 10/1/17	Value 3/31/18	10/1/17–3/31/18[1,2]	Value 3/31/18	10/1/17–3/31/18[1,2]	Ratio[2]
A	$1,000	$1,039.00	$4.52	$1,020.49	$4.48	0.89%
C	$1,000	$1,035.20	$8.32	$1,016.75	$8.25	1.64%
R	$1,000	$1,037.80	$5.79	$1,019.25	$5.74	1.14%
R6	$1,000	$1,040.90	$2.70	$1,022.29	$2.67	0.53%
Advisor	$1,000	$1,040.30	$3.26	$1,021.74	$3.23	0.64%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN MANAGED TRUST

Financial Highlights

Franklin Rising Dividends Fund

	Six Months Ended March 31, 2018	Year Ended September 30,
	(unaudited)	2017	2016	2015	2014	2013

Class A
Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$58.98	$53.47	$47.01	$49.72	$45.46	$37.86

Income from investment operations[a]:

Net investment income[b]	0.35	0.69	0.69	0.64	0.55	0.54

Net realized and unrealized gains (losses)	1.97	6.75	8.26	(2.22)	4.50	7.61

Total from investment operations	2.32	7.44	8.95	(1.58)	5.05	8.15

Less distributions from:

Net investment income	(0.35)	(0.82)	(0.58)	(0.63)	(0.79)	(0.55)

Net realized gains	(1.40)	(1.11)	(1.91)	(0.50)	—	—

Total distributions	(1.75)	(1.93)	(2.49)	(1.13)	(0.79)	(0.55)

Net asset value, end of period	$59.55	$58.98	$53.47	$47.01	$49.72	$45.46

Total return[c]	3.90%	14.36%	19.51%	(3.35)%	11.16%	21.86%

Ratios to average net assets[d]

Expenses	0.89% [e]	0.91% [e]	0.91% [e]	0.92% [e]	0.91% [e]	0.93%

Net investment income	1.15%	1.25%	1.38%	1.25%	1.12%	1.30%

Supplemental data

Net assets, end of period (000’s)	$11,490,196	$11,626,959	$11,662,059	$10,220,847	$10,615,668	$8,795,238

Portfolio turnover rate	0.42%	3.09%	1.74%	8.51%	4.42%	0.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)

	Six Months Ended March 31, 2018	Year Ended September 30,
	(unaudited)	2017	2016	2015	2014	2013

Class C
Per share operating performance

(for a share outstanding throughout the period)

Net asset value, beginning of period	$57.86	$52.50	$46.26	$48.94	$44.62	$37.20

Income from investment operations[a]:

Net investment income[b]	0.12	0.28	0.31	0.25	0.18	0.23

Net realized and unrealized gains (losses)	1.94	6.62	8.12	(2.18)	4.42	7.49

Total from investment operations	2.06	6.90	8.43	(1.93)	4.60	7.72

Less distributions from:

Net investment income	(0.13)	(0.43)	(0.28)	(0.25)	(0.28)	(0.30)

Net realized gains	(1.40)	(1.11)	(1.91)	(0.50)	—	—

Total distributions	(1.53)	(1.54)	(2.19)	(0.75)	(0.28)	(0.30)

Net asset value, end of period	$58.39	$57.86	$52.50	$46.26	$48.94	$44.62

Total return[c]	3.52%	13.49%	18.62%	(4.07)%	10.32%	20.93%

Ratios to average net assets[d]

Expenses	1.64% [e]	1.66% [e]	1.66% [e]	1.67% [e]	1.66% [e]	1.68%

Net investment income	0.40%	0.50%	0.63%	0.50%	0.37%	0.55%

Supplemental data

Net assets, end of period (000’s)	$2,854,063	$2,907,500	$2,956,171	$2,644,955	$2,775,137	$2,261,420

Portfolio turnover rate	0.42%	3.09%	1.74%	8.51%	4.42%	0.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)

	Six Months Ended March 31, 2018	Year Ended September 30,
	(unaudited)	2017	2016	2015	2014	2013

Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$58.76	$53.28	$46.87	$49.56	$45.26	$37.72

Income from investment operations[a]:

Net investment income[b]	0.28	0.57	0.57	0.51	0.42	0.44

Net realized and unrealized gains (losses)	1.96	6.71	8.22	(2.20)	4.48	7.58

Total from investment operations	2.24	7.28	8.79	(1.69)	4.90	8.02

Less distributions from:

Net investment income	(0.27)	(0.69)	(0.47)	(0.50)	(0.60)	(0.48)

Net realized gains	(1.40)	(1.11)	(1.91)	(0.50)	—	—

Total distributions	(1.67)	(1.80)	(2.38)	(1.00)	(0.60)	(0.48)

Net asset value, end of period	$59.33	$58.76	$53.28	$46.87	$49.56	$45.26

Total return[c]	3.78%	14.07%	19.20%	(3.58)%	10.86%	21.55%

Ratios to average net assets[d]

Expenses	1.14% [e]	1.16% [e]	1.16% [e]	1.17% [e]	1.16% [e]	1.18%

Net investment income	0.90%	1.00%	1.13%	1.00%	0.87%	1.05%

Supplemental data

Net assets, end of period (000’s)	$202,666	$227,179	$247,961	$243,597	$332,943	$277,758

Portfolio turnover rate	0.42%	3.09%	1.74%	8.51%	4.42%	0.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)

	Six Months Ended March 31, 2018	Year Ended September 30,
	(unaudited)	2017	2016	2015	2014	2013[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$58.97	$53.46	$46.98	$49.67	$45.50	$42.07

Income from investment operations[b]:

Net investment income[c]	0.37	0.92	0.90	0.84	0.74	0.30

Net realized and unrealized gains (losses)	2.05	6.73	8.24	(2.20)	4.50	3.13

Total from investment operations	2.42	7.65	9.14	(1.36)	5.24	3.43

Less distributions from:

Net investment income	(0.47)	(1.03)	(0.75)	(0.83)	(1.07)	—

Net realized gains	(1.40)	(1.11)	(1.91)	(0.50)	—	—

Total distributions	(1.87)	(2.14)	(2.66)	(1.33)	(1.07)	—

Net asset value, end of period	$59.52	$58.97	$53.46	$46.98	$49.67	$45.50

Total return[d]	4.09%	14.80%	19.97%	(2.93)%	11.59%	8.15%

Ratios to average net assets[e]

Expenses	0.53%[f]	0.52% [f]	0.52% [f]	0.52% [f]	0.52% [f]	0.53%

Net investment income	1.51%	1.64%	1.77%	1.65%	1.51%	1.70%

Supplemental data

Net assets, end of period (000’s)	$1,497,166	$523,985	$586,747	$553,301	$597,859	$497,875

Portfolio turnover rate	0.42%	3.09%	1.74%	8.51%	4.42%	0.70%

aFor the period May 1, 2013 (effective date) to September 30, 2013.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST

FINANCIAL HIGHLIGHTS

Franklin Rising Dividends Fund (continued)

	Six Months Ended March 31, 2018	Year Ended September 30,
	(unaudited)	2017	2016	2015	2014	2013

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$58.95	$53.45	$46.97	$49.68	$45.48	$37.87

Income from investment operations[a]:

Net investment income[b]	0.47	0.78	0.81	0.77	0.67	0.65

Net realized and unrealized gains (losses)	1.93	6.79	8.26	(2.22)	4.50	7.60

Total from investment operations	2.40	7.57	9.07	(1.45)	5.17	8.25

Less distributions from:

Net investment income	(0.43)	(0.96)	(0.68)	(0.76)	(0.97)	(0.64)

Net realized gains	(1.40)	(1.11)	(1.91)	(0.50)	—	—

Total distributions	(1.83)	(2.07)	(2.59)	(1.26)	(0.97)	(0.64)

Net asset value, end of period	$59.52	$58.95	$53.45	$46.97	$49.68	$45.48

Total return[c]	4.03%	14.65%	19.81%	(3.11)%	11.43%	22.16%

Ratios to average net assets[d]

Expenses	0.64% [e]	0.66% [e]	0.66% [e]	0.67% [e]	0.66% [e]	0.68%

Net investment income	1.40%	1.50%	1.63%	1.50%	1.37%	1.55%

Supplemental data

Net assets, end of period (000’s)	$2,499,002	$3,292,740	$2,105,241	$1,671,632	$1,900,482	$1,292,847

Portfolio turnover rate	0.42%	3.09%	1.74%	8.51%	4.42%	0.70%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

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FRANKLIN MANAGED TRUST

Statement of Investments, March 31, 2018 (unaudited)

Franklin Rising Dividends Fund

		Shares	Value
	Common Stocks 98.8%
	Aerospace & Defense 4.7%
	General Dynamics Corp.	2,209,190	$488,010,071
	United Technologies Corp.	3,110,536	391,367,640

			879,377,711

	Building Products 1.6%
	Johnson Controls International PLC	8,353,749	294,386,115

	Commercial & Professional Services 2.3%
	ABM Industries Inc.	1,145,249	38,342,936
	Brady Corp., A	422,687	15,702,822
	Cintas Corp.	1,484,100	253,157,778
a	Matthews International Corp., A	2,538,911	128,468,897

			435,672,433

	Consumer Durables & Apparel 1.7%
	NIKE Inc., B	4,610,400	306,314,976

	Consumer Services 2.3%
	McDonald’s Corp.	1,993,754	311,783,251
	Yum! Brands Inc.	1,255,000	106,838,150

			418,621,401

	Diversified Financials 0.3%
	State Street Corp.	469,000	46,773,370

	Energy 6.4%
	Chevron Corp.	2,421,000	276,090,840
	EOG Resources Inc.	870,300	91,616,481
	Exxon Mobil Corp.	3,419,700	255,143,817
	Occidental Petroleum Corp.	3,742,600	243,119,296
	Schlumberger Ltd.	4,900,529	317,456,269

			1,183,426,703

	Food & Staples Retailing 3.2%
	CVS Health Corp.	2,357,300	146,647,633
	Walgreens Boots Alliance Inc.	3,113,047	203,811,187
	Walmart Inc.	2,732,764	243,134,013

			593,592,833

	Food, Beverage & Tobacco 5.1%
	Archer-Daniels-Midland Co.	2,280,300	98,896,611
	Bunge Ltd.	4,111,980	304,039,801
	McCormick & Co. Inc.	2,276,400	242,186,196
	PepsiCo Inc.	2,813,877	307,134,675

			952,257,283

	Health Care Equipment & Services 13.0%
	Abbott Laboratories	4,121,500	246,960,280
	Becton, Dickinson and Co.	2,906,056	629,742,335
	DENTSPLY SIRONA Inc.	1,755,000	88,294,050
	Medtronic PLC	6,071,000	487,015,620
	Stryker Corp.	4,218,818	678,892,193
	West Pharmaceutical Services Inc.	3,141,600	277,371,864

			2,408,276,342

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FRANKLIN MANAGED TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Household & Personal Products 2.9%
	Colgate-Palmolive Co.	3,874,610	$277,732,045
	The Procter & Gamble Co.	3,311,688	262,550,624

			540,282,669

	Industrial Conglomerates 9.0%
	Carlisle Cos. Inc.	322,529	33,675,253
	General Electric Co.	83,500	1,125,580
	Honeywell International Inc.	4,277,800	618,184,878
	Roper Technologies Inc.	3,642,302	1,022,357,748

			1,675,343,459

	Insurance 2.1%
	Aflac Inc.	3,129,420	136,943,419
	Arthur J. Gallagher & Co.	874,700	60,118,131
	Erie Indemnity Co., A	1,608,822	189,261,820
	RLI Corp.	118,018	7,481,161

			393,804,531

	Machinery 5.3%
	Donaldson Co. Inc.	2,883,204	129,888,340
	Dover Corp.	4,910,500	482,309,310
	Pentair PLC (United Kingdom)	5,297,468	360,916,495
	Stanley Black & Decker Inc.	22,000	3,370,400

			976,484,545

	Materials 11.2%
	Air Products and Chemicals Inc.	3,236,458	514,693,916
a	Albemarle Corp.	7,036,600	652,574,284
	Ecolab Inc.	1,627,572	223,091,294
	Nucor Corp.	1,825,400	111,513,686
	Praxair Inc.	4,031,935	581,808,220

			2,083,681,400

	Media 1.3%
	Comcast Corp., A	2,899,900	99,089,583
	John Wiley & Sons Inc., A	2,219,748	141,397,948

			240,487,531

	Pharmaceuticals, Biotechnology & Life Sciences 4.9%
	AbbVie Inc.	1,954,000	184,946,100
	Johnson & Johnson	3,443,200	441,246,080
	Perrigo Co. PLC	1,711,600	142,644,744
	Pfizer Inc.	3,178,800	112,815,612
	Roche Holding AG, ADR (Switzerland)	917,300	26,257,712

			907,910,248

	Retailing 4.4%
	The Gap Inc.	4,700,900	146,668,080
	The Home Depot Inc.	21,500	3,832,160
	Ross Stores Inc.	4,711,650	367,414,467
	Target Corp.	2,209,591	153,411,903
	Tiffany & Co.	1,560,200	152,369,132

			823,695,742

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FRANKLIN MANAGED TRUST

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

		Shares	Value
	Common Stocks (continued)
	Semiconductors & Semiconductor Equipment 5.8%
	Analog Devices Inc.	4,750,519	$432,914,797
	Texas Instruments Inc.	5,589,400	580,682,766
	Versum Materials Inc.	1,784,229	67,140,537

			1,080,738,100

	Software & Services 9.2%
	Accenture PLC, A	4,034,700	619,326,450
	Microsoft Corp.	10,482,500	956,737,775
	Visa Inc., A	1,015,200	121,438,224

			1,697,502,449

	Technology Hardware & Equipment 0.0%†
	Cisco Systems Inc.	70,000	3,002,300
	Corning Inc.	195,000	5,436,600

			8,438,900

	Trading Companies & Distributors 0.9%
	W.W. Grainger Inc.	574,300	162,107,661

	Transportation 1.2%
	United Parcel Service Inc., B	2,036,700	213,161,022

	Total Common Stocks (Cost $10,677,515,398)		18,322,337,424

	Short Term Investments (Cost $223,914,908) 1.2%
	Money Market Funds 1.2%
b,c	Institutional Fiduciary Trust Money Market Portfolio, 1.24%	223,914,908	223,914,908

	Total Investments (Cost $10,901,430,306) 100.0%		18,546,252,332
	Other Assets, less Liabilities (0.0)%†		(3,158,932)

	Net Assets 100.0%		$18,543,093,400

See Abbreviations on page 29.

†Rounds to less than 0.1% of net assets.

aSee Note 7 regarding holdings of 5% voting securities.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

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FRANKLIN MANAGED TRUST

Financial Statements

Statement of Assets and Liabilities

March 31, 2018 (unaudited)

Franklin Rising Dividends Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$10,189,790,045
Cost - Non-controlled affiliates (Note 3f and 7)	711,640,261

Value - Unaffiliated issuers	$17,541,294,243
Value - Non-controlled affiliates (Note 3f and 7)	1,004,958,089
Cash	5,504,834
Receivables:
Capital shares sold	17,501,110
Dividends	24,887,166
Other assets	18,160

Total assets	18,594,163,602

Liabilities:
Payables:
Capital shares redeemed	27,152,662
Management fees	7,919,020
Distribution fees	9,680,529
Transfer agent fees	5,208,444
Trustees’ fees and expenses	113,154
Accrued expenses and other liabilities	996,393

Total liabilities	51,070,202

Net assets, at value	$18,543,093,400

Net assets consist of:
Paid-in capital	$10,708,650,510
Undistributed net investment income	77,825
Net unrealized appreciation (depreciation)	7,644,822,026
Accumulated net realized gain (loss)	189,543,039

Net assets, at value	$18,543,093,400

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FRANKLIN MANAGED TRUST

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

March 31, 2018 (unaudited)

Franklin Rising Dividends Fund

Class A:
Net assets, at value	$11,490,196,338

Shares outstanding	192,963,792

Net asset value per share[a]	$59.55

Maximum offering price per share (net asset value per share ÷ 94.25%)	$63.18

Class C:
Net assets, at value	$2,854,063,155

Shares outstanding	48,879,599

Net asset value and maximum offering price per share[a]	$58.39

Class R:
Net assets, at value	$202,666,403

Shares outstanding	3,416,053

Net asset value and maximum offering price per share	$59.33

Class R6:
Net assets, at value	$1,497,165,938

Shares outstanding	25,151,964

Net asset value and maximum offering price per share	$59.52

Advisor Class:
Net assets, at value	$2,499,001,566

Shares outstanding	41,987,060

Net asset value and maximum offering price per share	$59.52

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

FRANKLIN MANAGED TRUST

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended March 31, 2018 (unaudited)

Franklin Rising Dividends Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$186,708,565
Non-controlled affiliates (Note 3f and 7)	8,571,936

Total investment income	195,280,501

Expenses:
Management fees (Note 3a)	47,644,174
Distribution fees: (Note 3c)
Class A	14,927,516
Class C	14,779,619
Class R	557,241
Transfer agent fees: (Note 3e)
Class A	7,525,230
Class C	1,872,673
Class R	141,444
Class R6	150,447
Advisor Class	1,677,062
Custodian fees (Note 4)	84,385
Reports to shareholders	648,377
Registration and filing fees	271,248
Professional fees	94,008
Trustees’ fees and expenses	355,352
Other	153,294

Total expenses	90,882,070
Expense reductions (Note 4)	(400)
Expenses waived/paid by affiliates (Note 3f and 3g)	(345,546)

Net expenses	90,536,124

Net investment income	104,744,377

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	206,699,915
Non-controlled affiliates (Note 3f and 7)	30,321,545

Net realized gain (loss)	237,021,460

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	727,264,972
Non-controlled affiliates (Note 3f and 7)	(339,069,609)

Net change in unrealized appreciation (depreciation)	388,195,363

Net realized and unrealized gain (loss)	625,216,823

Net increase (decrease) in net assets resulting from operations	$729,961,200

*Foreign taxes withheld on dividends	$153,121

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN MANAGED TRUST

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Rising Dividends Fund

	Six Months Ended March 31, 2018 (unaudited)	Year Ended September 30, 2017
Increase (decrease) in net assets:
Operations:
Net investment income	$104,744,377	$209,837,882
Net realized gain (loss)	237,021,460	428,946,816
Net change in unrealized appreciation (depreciation)	388,195,363	1,758,986,945

Net increase (decrease) in net assets resulting from operations	729,961,200	2,397,771,643

Distributions to shareholders from:
Net investment income:
Class A	(68,515,557)	(173,602,375)
Class C	(6,520,151)	(23,340,080)
Class R	(1,039,414)	(3,075,110)
Class R6	(8,119,532)	(10,488,255)
Advisor Class	(20,134,224)	(44,577,733)
Net realized gains:
Class A	(270,917,700)	(235,627,366)
Class C	(68,624,293)	(61,171,217)
Class R	(5,249,704)	(5,095,116)
Class R6	(33,157,118)	(11,999,595)
Advisor Class	(57,166,895)	(47,063,219)

Total distributions to shareholders	(539,444,588)	(616,040,066)

Capital share transactions: (Note 2)
Class A	(259,249,669)	(1,158,160,446)
Class C	(82,572,471)	(333,314,002)
Class R	(27,568,209)	(43,879,251)
Class R6	978,675,403	(115,948,087)
Advisor Class	(835,070,784)	889,754,527

Total capital share transactions	(225,785,730)	(761,547,259)

Net increase (decrease) in net assets	(35,269,118)	1,020,184,318
Net assets:
Beginning of period	18,578,362,518	17,558,178,200

End of period	$18,543,093,400	$18,578,362,518

Undistributed net investment income included in net assets:
End of period	$77,825	$—

Distributions in excess of net investment income included in net assets:
End of period	$—	$(337,674)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

FRANKLIN MANAGED TRUST

Notes to Financial Statements (unaudited)

Franklin Rising Dividends Fund

1. Organization and Significant Accounting Policies

Franklin Managed Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of one fund, Franklin Rising Dividends Fund (Fund) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to

22	Semiannual Report	franklintempleton.com

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2018, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or

franklintempleton.com	Semiannual Report	23

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

1. Organization and Significant Accounting Policies (continued)

d. Security Transactions, Investment Income, Expenses and Distributions (continued)

temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

e. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At March 31, 2018, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended March 31, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	10,386,520	$635,053,765	26,712,031	$1,460,695,465
Shares issued in reinvestment of distributions	5,380,791	324,018,889	7,377,183	389,788,835
Shares redeemed	(19,953,508)	(1,218,322,323)	(55,031,494)	(3,008,644,746)

Net increase (decrease)	(4,186,197)	$(259,249,669)	(20,942,280)	$(1,158,160,446)

Class C Shares:
Shares sold	2,459,095	$147,831,542	6,219,735	$332,995,046
Shares issued in reinvestment of distributions	1,187,852	70,404,776	1,483,300	76,633,327
Shares redeemed	(5,017,615)	(300,808,789)	(13,764,124)	(742,942,375)

Net increase (decrease)	(1,370,668)	$(82,572,471)	(6,061,089)	$(333,314,002)

Class R Shares:
Shares sold	341,107	$20,789,048	841,966	$45,812,151
Shares issued in reinvestment of distributions	93,133	5,594,539	140,162	7,367,770
Shares redeemed	(884,336)	(53,951,796)	(1,769,643)	(97,059,172)

Net increase (decrease)	(450,096)	$(27,568,209)	(787,515)	$(43,879,251)

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FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

	Six Months Ended March 31, 2018		Year Ended September 30, 2017

	Shares	Amount	Shares	Amount

Class R6 Shares:
Shares sold[a]	18,269,403	$1,102,806,499	1,986,220	$108,705,936
Shares issued in reinvestment of distributions	643,083	38,701,310	371,886	19,638,343
Shares redeemed	(2,646,392)	(162,832,406)	(4,447,895)	(244,292,366)

Net increase (decrease)	16,266,094	$978,675,403	(2,089,789)	$(115,948,087)

Advisor Class Shares:
Shares sold	4,975,833	$303,138,224	29,176,917	$1,588,942,702
Shares issued in reinvestment of distributions	1,153,272	69,284,576	1,585,027	84,010,540
Shares redeemed[a]	(19,998,928)	(1,207,493,584)	(14,288,835)	(783,198,715)

Net increase (decrease)	(13,869,823)	$(835,070,784)	16,473,109	$889,754,527

aEffective October 25, 2017, a portion of Advisor Class shares were exchanged into Class R6.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Advisory Services, LLC (Advisory Services)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Effective January 1, 2018, Advisers began serving as the Fund’s investment manager. Prior to January 1, 2018, Advisory Services served as the Fund’s investment manager.

The Fund pays an investment management fee based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.625%	Over $500 million, up to and including $1 billion
0.500%	Over $1 billion, up to and including $5 billion
0.490%	Over $5 billion, up to and including $10 billion
0.480%	Over $10 billion, up to and including $20 billion
0.470%	In excess of $20 billion

For the period ended March 31, 2018, the annualized gross effective investment management fee rate was 0.498% of the Fund’s average daily net assets.

franklintempleton.com	Semiannual Report	25

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

3. Transactions with Affiliates (continued)

b. Administrative Fees

Effective January 1, 2018, under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund. Prior to January 1, 2018, the fee was paid by Advisory Services.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	1.00%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated broker/dealers	$1,568,253
CDSC retained	$ 96,812

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. Effective November 1, 2017, the fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. Prior to November 1, 2017, the fees were account based fees that varied based on fund or account type. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended March 31, 2018, the Fund paid transfer agent fees of $11,366,856, of which $2,259,760 was retained by Investor Services.

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FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

f. Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to October 1, 2013, the waiver was accounted for as a reduction to management fees. During the period ended March 31, 2018, the Fund held investments in affiliated management investment companies as follows:

	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period	Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.24%	216,650,965	487,955,804	(480,691,861)	223,914,908	$223,914,908	$841,845	$ —	$ —

g. Waiver and Expense Reimbursements

Investor Services has voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02%. Investor Services may discontinue this waiver in the future.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended March 31, 2018, the custodian fees were reduced as noted in the Statement of Operations.

5. Income Taxes

At March 31, 2018, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$10,944,097,316

Unrealized appreciation	$8,089,646,501
Unrealized depreciation	(487,491,485)

Net unrealized appreciation (depreciation)	$7,602,155,016

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatment of corporate actions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2018, aggregated $79,504,581 and $756,082,704, respectively.

franklintempleton.com	Semiannual Report	27

FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

7. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended March 31, 2018, investments in “affiliated companies” were as follows:

Name of Issuer	Number of Shares Held at Beginning of Period	Gross Additions	Gross Reductions	Number of Shares Held at End of Period	Value at End of Period		Dividend Income	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)

Non-Controlled Affiliates
Albemarle Corp.	6,998,000	149,000	(110,400)	7,036,600	$652,574,284		$4,561,293	$8,372,984	$(309,491,296)
John Wiley & Sons Inc., A	4,130,332	—	(1,910,584)	2,219,748	—	[a]	2,204,012	21,948,561	—[a]
Matthews International Corp., A	2,538,911	—	—	2,538,911	128,468,897		964,786	—	(29,578,313)

Total Affiliated Securities (Value is 4.2% of Net Assets)					$781,043,181		$7,730,091	$30,321,545	$(339,069,609)

aAs of March 31, 2018, no longer an affiliate.

8. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 8, 2019. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended March 31, 2018, the Fund did not use the Global Credit Facility.

9. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At March 31, 2018, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 1 inputs. For detailed categories, see the accompanying Statement of Investments.

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FRANKLIN MANAGED TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Rising Dividends Fund (continued)

10. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

franklintempleton.com	Semiannual Report	29

FRANKLIN MANAGED TRUST

FRANKLIN RISING DIVIDENDS FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the US Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the US Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Semiannual Report and Shareholder Letter

Franklin Rising Dividends Fund

Investment Manager

Franklin Advisers, Inc.

Distributor

Franklin Templeton Distributors, Inc.

(800) DIAL BEN® / 342-5236

franklintempleton.com

Shareholder Services

(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

.

© 2018 Franklin Templeton Investments. All rights reserved.	158 S 05/18

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a) (1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer – Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MANAGED TRUST

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	May 24, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	May 24, 2018

By	/s/ GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date	May 24, 2018